PROSPECTUS MAY 1, 2021

EQ PREMIER VIP TRUST

Class A and Class B Shares

EQ/Core Plus Bond Portfolio

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(107919)

PORTFOLIO GOALS, STRATEGIES & RISKS

EQ/Core Plus Bond Portfolio – Class A and B Shares

Investment Objective: Seeks to achieve high total return through a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Core Plus Bond Portfolio	Class A Shares*	Class B Shares*
Management fee	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	0.25%
Other expenses	0.19%	0.19%
Total annual portfolio operating expenses	1.04%	1.04%
Fee waiver and/or expense reimbursement†	–0.09%	–0.09%
Total annual portfolio operating expenses after fee waiver and/or expense reimbursement	0.95%	0.95%
*	Expenses have been restated to reflect current fees in connection with the Portfolio’s restructuring from a fund-of-funds to a fund that invests directly in securities and other instruments.
†	Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 0.95% for Class A and Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2022. The Adviser may be reimbursed the amount of any such payments or waivers made after June 30, 2020, in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$97	$322	$565	$1,263
Class B Shares	$97	$322	$565	$1,263

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 237% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements.

Under normal circumstances, the Portfolio invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government securities, corporate securities and mortgage- and asset-backed securities. The Portfolio may invest in securities of any maturity. Under normal circumstances, it is expected that the average portfolio duration of the Portfolio will be within 5 years of the duration of the benchmark. As of December 31, 2020, the average duration of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was 6.26 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. As a separate measure, there is no limit on the weighted average maturity of the Portfolio’s fixed income portfolio.

The Portfolio may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, including securities and instruments that are economically tied to emerging market countries. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 40% of its total assets (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity).

The portfolio managers intend to maintain an average weighted portfolio quality of BBB- or better, which is considered investment grade, whether composed of rated securities or unrated securities deemed by the portfolio managers to be of comparable quality. The Portfolio may invest in both investment grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below investment grade by Standard & Poor’s Global Ratings (“S&P”), Fitch, Inc. (“Fitch”), or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the Adviser or a sub-adviser to be of comparable quality. The below investment grade securities in which the Portfolio invests are generally rated at least CC by S&P or Fitch or at least Ca by Moody’s or, if unrated, determined by the Adviser or a sub-adviser to be of comparable quality. The Portfolio may continue to hold securities that are downgraded below these ratings (or that default) subsequent to purchase. The Portfolio does not normally invest in securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Portfolio may have exposure to securities rated below CC or Ca, or to securities that are in default or have defaulted, through its investments in certain derivatives described below.

The Portfolio may invest, without limitation, in forwards and derivative instruments such as options, futures contracts, structured securities or swap agreements (including total return swaps, credit default swaps and interest rate swaps), and in mortgage- and asset- backed securities, subject to applicable law and any other restrictions described in the Portfolio’s prospectus or Statement of Additional Information. Derivatives may be used for various investment purposes, including to hedge portfolio risk, to gain exposure or to short individual securities, to earn income and enhance return, and to manage duration. The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

The Portfolio may enter into foreign currency exchange transactions to hedge against currency exposure in its portfolio. The Portfolio may enter into forward currency exchange contracts and other currency derivatives, such as swaps, options and futures, to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges are intended to protect against losses resulting from a decline in the value of the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases, and may also limit any potential gain that might result should the value of such hedged currency increase.

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as contracts for derivative instruments) or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may invest in privately placed and restricted securities (including 144A bonds), collateralized loan obligations, inflation-indexed bonds, convertible bonds, preferred securities, bank loans, and loan participations and assignments. The Portfolio may also invest in zero coupon and pay-in-kind securities. The Portfolio may engage in active and frequent trading to achieve its investment objective.

Notwithstanding the foregoing, the Portfolio may receive instruments prohibited or not contemplated herein through the conversion, exchange, reorganization, corporate action or bankruptcy of an otherwise permissible investment. The Portfolio may hold or dispose of these investments at the portfolio managers’ discretion.

The Principal Risks of Investing in the Portfolio

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.

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Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters, public health crisis (such as epidemics and pandemics) and social unrest, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Adverse market conditions may not have the same impact on all types of securities. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

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Interest Rate Risk — Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Very low or negative interest rates may magnify interest rate risk. A significant or rapid rise in interest rates also could result in losses to the Portfolio.

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Credit Risk — The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

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Mortgage-Related and Other Asset-Backed Securities Risk — Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.

Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

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Investment Grade Securities Risk — Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

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Non-Investment Grade Securities Risk — Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

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Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk — Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets. The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company.

European Economic Risk — The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” Following a transition period, the UK’s post-Brexit trade agreement with the EU went into effect on January 1, 2021. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services, but significant aspects of the relationship remain unsettled and subject to further negotiation and agreement. The political, regulatory, economic, and market consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

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Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

•	Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

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Cash Management Risk — Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

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Collateralized Loan Obligations Risk — Collateralized loan obligations (“CLOs”) involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The risks of an investment in a CLO also depend in part on the quality and type of the collateral and the class or “tranche” of the CLO in which the Portfolio invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid under the Portfolio’s liquidity policies. CLOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default, particularly during periods of economic downturn; (c) the possibility that the Portfolio may invest in CLOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs also can be difficult to value and may be highly leveraged (which could make them highly volatile), and the use of CLOs may result in losses to the Portfolio.

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Convertible Securities Risk — A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

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Dollar Roll and Sale-Buyback Transactions Risk — Dollar roll and sale-buyback transactions may increase the Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

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Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Hedging Risk — If the Portfolio takes a hedging position (such as long or short positions) in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for the Portfolio.

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Inflation-Indexed Bonds Risk — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

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Leveraging Risk — When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

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Liquidity Risk — From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell the Portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

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Loan Risk — Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the

Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

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Multiple Sub-Adviser Risk — To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

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Portfolio Turnover Risk — High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

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Preferred Stock Risk — Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

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Prepayment Risk and Extension Risk — Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

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Privately Placed and Other Restricted Securities Risk — Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Portfolio. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Portfolio’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

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Redemption Risk — The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to the coronavirus disease (COVID-19) pandemic have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns in certain cases. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

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Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Variable and Floating Rate Securities Risk — The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Zero Coupon and Pay-in-Kind Securities Risk — A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2020 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Effective May 1, 2020, the Portfolio was restructured from a fund-of-funds to a fund that invests directly in securities and other instruments and is actively managed by multiple sub-advisers. If the Portfolio had historically been managed using its current investment strategies and policies, the performance of the Portfolio would have been different.

From April 18, 2014 through April 30, 2020, the Portfolio was managed by the Adviser as a fund-of-funds and pursued its investment objective through investments in underlying proprietary and unaffiliated mutual funds and exchange-traded funds, which incurred their own operating costs and expenses, including management fees payable to their investment advisers. The Portfolio’s performance as a fund-of-funds reflected the impact of these operating costs and expenses. Prior to April 18, 2014, the Portfolio invested directly in securities and other instruments, had different investment policies and strategies, was managed by multiple sub-advisers and, under normal circumstances, approximately 50% of its net assets were actively managed and approximately 50% of its net assets were managed to track the performance (before fees and expenses) of a particular index.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)

6.74% (2020 2nd Quarter)	–1.98% (2013 2nd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/Core Plus Bond Portfolio — Class A Shares	14.86%	5.14%	3.70%
EQ/Core Plus Bond Portfolio — Class B Shares	14.64%	5.11%	3.66%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%

WHO MANAGES THE PORTFOLIO

Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Advisers are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	February 2010

Sub-Adviser: AXA Investment Managers, Inc. (“AXA IM” or a “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for AXA IM’s portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Carl Whitbeck, CFA®	Global Head of High Yield and U.S. Active Fixed Income at AXA IM	May 2020
Robert Houle, CFA®	U.S. High Yield Portfolio Manager at AXA IM	May 2020

Sub-Adviser: Brandywine Global Investment Management, LLC (“Brandywine Global” or a “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for Brandywine Global’s portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Anujeet Sareen, CFA®	Portfolio Manager of Brandywine Global	May 2020
Brian Kloss	Portfolio Manager of Brandywine Global	May 2020
Tracy Chen, CFA®	Portfolio Manager of Brandywine Global	May 2020

Sub-Adviser: Loomis, Sayles & Company, L.P. (“Loomis Sayles” or a “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for Loomis Sayles’ portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Christopher T. Harms	Portfolio Manager of Loomis Sayles	May 2020
Clifton V. Rowe, CFA®	Portfolio Manager of Loomis Sayles	May 2020
Daniel Conklin, CFA®	Portfolio Manager of Loomis Sayles	May 2020

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

MORE INFORMATION ON FEES AND EXPENSES

Advisory Fees

The Portfolio pays a fee to the Adviser for management services. The table below shows the annual rate of the advisory fee (as a percentage of the Portfolio’s average daily net assets) that the Adviser received in 2020 for managing the Portfolio and the rate of the advisory fee waived by the Adviser in 2020 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Adviser and the Trust with respect to the Portfolio.

Portfolio	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
		Class A	Class B
EQ/Core Plus Bond Portfolio	0.46%	–0.25%	–0.25%

The following table shows the contractual rate of the advisory fee (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolio effective May 1, 2020:

Portfolio	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter

EQ/Core Plus Bond Portfolio	0.600%	0.580%	0.560%	0.540%	0.530%

A discussion of the basis for the decision by the Board to approve the investment advisory and sub-advisory agreements with respect to the Portfolio is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2020.

The Sub-Advisers are paid by the Adviser. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the advisory fee retained by the Adviser, without shareholder approval. However, any amendment to the investment advisory agreement between the Adviser and the Trust that would result in an increase in the advisory fee rate specified in that agreement (i.e., the aggregate advisory fee) charged to the Portfolio will be submitted to shareholders for approval.

Administrative Fees

EIM also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by EIM include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the advisory fee, the Portfolio pays EIM its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios (as defined in the paragraph immediately below); 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.0775% thereafter.

For purposes of calculating the asset-based administration fee, the assets of the Portfolio are aggregated with (i) the assets of the following portfolios of the Trust, which are also managed by EIM and which are offered in another prospectus: EQ/Aggressive Allocation Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, and (ii) the assets of the following portfolios of EQ Advisors Trust, which are also managed by EIM and which are offered in other prospectuses: EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Technology

MORE INFORMATION ON FEES AND EXPENSES (cont’d)

Portfolio, 1290 VT Small Cap Value Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Convertible Securities Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Franklin Moderate Allocation Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Franklin Growth Allocation Portfolio, EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/All Asset Growth Allocation Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, and EQ/International Managed Volatility Portfolio (collectively, the “Aggregated Portfolios”).

Expense Limitation Agreement

In the interest of limiting through April 30, 2022 (unless the Board consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses, including acquired fund fees and expenses, of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed the following annualized rates:

Portfolio	Class A	Class B
EQ/Core Plus Bond Portfolio	0.95%	0.95%

The Adviser may be reimbursed the amount of any such payments or waivers made after June 30, 2020, in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses. Payments or waivers will increase returns and yield, and reimbursement of payments or waivers will decrease returns and yield.

MORE INFORMATION ABOUT INVESTMENT STRATEGIES & RISKS

More about Investment Strategies

Changes in Investment Objective and Investment Strategies

As described in this Prospectus, the Portfolio has its own investment objective, policies and strategies. The Portfolio seeks to achieve high total return through a combination of current income and capital appreciation. There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental also may be changed without prior notice or shareholder approval. In addition, to the extent the Portfolio is undergoing a transition (such as a rebalancing, merger, reorganization, conversion or experiencing large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policy

The Portfolio has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “Investments, Risks, and Performance”. The policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the Portfolio. To the extent the Portfolio invests in securities of other investment companies or investment vehicles (such as exchange-traded funds), it takes into consideration the investment policies of such investment companies and investment vehicles at the time of investment in determining compliance with its 80% policy. The 80% investment requirement is applied at the time the Portfolio invests its assets. If, subsequent to an investment by the Portfolio, this requirement is no longer met, the Portfolio’s future investments will be made in a manner consistent with bringing the Portfolio into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the 80% policy.

Active Management Strategies

With respect to the Portfolio, which utilizes active management strategies, a Sub-Adviser has complete discretion to select portfolio securities for its portion of the Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “Investments, Risks and Performance” for the Portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolio.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also generally prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Information About the Investment Strategies

The following provides additional information regarding the principal investment strategies of the Portfolio as discussed in “Investments, Risks, and Performance — Principal Investment Strategies of the Portfolio” and provides information regarding additional investment strategies that

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the Portfolio may employ. The Portfolio also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolio’s Statement of Additional Information (“SAI”).

Bank Loans.  The Portfolio may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. The Portfolio may acquire a bank loan through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which the Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Cash and Short-Term Investments.  The Portfolio may hold cash or invest in short-term paper and other short-term investments as deemed appropriate by the Adviser. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent the Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Strategies — Securities of Other Investment Companies.”

Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities.  The Portfolio may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Currency.  The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. A forward foreign currency exchange contract (“forward contract”) is a type of derivative that involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Foreign currency transactions may be used to protect the Portfolio’s foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities. The value of these foreign currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.

If a particular currency is expected to decrease in value relative to another currency, the Portfolio may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold. The Portfolio’s cross hedging transactions may involve currencies in which the Portfolio’s holdings are denominated. However, the Portfolio is not required to own securities in the particular currency being purchased or sold.

Derivatives.  The Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate

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movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps, credit default swaps and contracts for difference) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which the Portfolio may invest. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments or other liquid assets, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The Portfolio’s percentage investment limits for derivative investments may be measured based on mark-to-market value rather than the notional value of the derivative instrument. Mark-to-market value is the current market value or fair value reflecting the price at which the derivative could be expected to be liquidated. In contrast, the notional value of a derivative instrument, such as a futures contract, is equal to the contract size (number of units per contract) multiplied by the current (spot) unit price of the reference asset underlying the contract. Therefore, the investment exposure that the Portfolio obtains through a derivative investment measured based on notional value may exceed the mark-to-market value of the derivative investment.

Exchange-Traded Funds (“ETFs”).  The Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. ETFs also may be actively managed. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, the Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, the Portfolio may rely on certain SEC rules or exemptive orders to invest in ETFs beyond the statutory limits.

Fixed Income Securities.  The Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities.  The Portfolio may invest in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures.  The Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be

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closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio may invest are highly standardized contracts that typically trade on futures exchanges.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.

Illiquid Investments.  The Portfolio may invest up to 15% of its net assets in illiquid investments. Illiquid investment means any investment the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Inflation-Indexed Bonds.  The Portfolio may invest in inflation indexed bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure for Treasury inflation indexed bonds. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation indexed bonds. Any increase in the principal amount of an inflation indexed bond is taxable as ordinary income in the taxable year of the increase to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes, even though it does not receive the principal until maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Bloomberg Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Insured Bank Obligations.  The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolio may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, the Portfolio will treat such obligations as subject to the limit for illiquid investments for the Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Inverse Floaters.  The Portfolio may invest in inverse floaters. Inverse floaters are securities that have coupon rates that vary inversely at a multiple of a designated

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floating rate, such as the Secured Overnight Financing Rate or an alternative reference rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate.

Investment Grade Securities.  The Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s, S&P or Fitch, comparably rated by another rating agency or, if unrated, determined by the applicable Sub-Adviser to be of comparable quality.

Loan Participations and Assignments.  The Portfolio may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mortgage- and Asset-Backed Securities.  The Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Non-Investment Grade Securities.  The Portfolio may invest in securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s or determined by the applicable Sub-Adviser to be of comparable quality), sometimes referred to as “junk bonds.” Junk bonds are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength.

Options.  The Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover.  The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks.  The Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Securities of Other Investment Companies.  The Portfolio may invest in the securities of other investment companies to the extent permitted by applicable law. Generally, the Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, including in certain circumstances a prohibition against acquiring shares of another investment company if,

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immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolio may rely to invest in other investment companies in excess of these limits, subject to certain conditions. Other investment companies in which the Portfolio may invest include ETFs, as discussed in “Exchange-Traded Funds (“ETFs”)”.

Short Sales.  The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by the Portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a price lower than the price at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Swaps.  The Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments.  For temporary defensive purposes in response to adverse market, economic, political or other conditions, the Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective.

U.S. Government Securities.  The Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments.  The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by the Portfolio at an established price with payment and delivery taking place in the future. The Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction.

Zero Coupon and Pay-in-Kind Securities.  Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Portfolio’s shares may be affected by the Portfolio’s investment objective, principal investment strategies and particular risk factors. Some of the risks of investing in the Portfolio are discussed below, including the principal risks of the Portfolio as discussed in “Investments, Risks, and Performance — The Principal Risks of Investing in the Portfolio.” However, other factors may also affect the Portfolio’s investment results. There is no assurance that the Portfolio will achieve its investment objective or that it will not lose value.

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Principal Investment Risks:  As indicated in “Investments, Risks, and Performance — The Principal Risks of Investing in the Portfolio,” the Portfolio is subject to the following principal risks. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Portfolio’s performance.

Cash Management Risk:  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Collateralized Loan Obligations Risk:  Collateralized loan obligations (“CLOs”) involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The risks of an investment in a CLO also depend in part on the quality and type of the collateral and the class or “tranche” of the CLO in which a Portfolio invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid under the Portfolio’s liquidity policies. CLOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default, particularly during periods of economic downturn; (c) the possibility that the Portfolio may invest in CLOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLOs also can be difficult to value and may be highly leveraged (which could make them highly volatile), and the use of CLOs may result in losses to the Portfolio.

Convertible Securities Risk:  A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the Portfolio in convertible debt securities may not be subject to any ratings restrictions, but the Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. To the extent the Portfolio invests in convertible securities issued by small- or mid-cap companies, it also will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent the Portfolio invests in securities that may be

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considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Credit Risk:  The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events, and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact the Portfolio’s investments or investment process.

Derivatives Risk:  A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Examples of derivative instruments include, among others, futures contracts, options contracts, options on futures contracts, forward contracts, and swaps. Particular derivative instruments that the Portfolio may use are described under “Investments, Risks, and Performance — Principal Investment Strategies of the Portfolio” in this Prospectus. The following provides a more general discussion of important risk factors (e.g., management risk, leveraging risk, liquidity risk, market and interest rate risk, counterparty and credit risk, and other risks) relating to all derivative instruments that the Portfolio may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.

Management Risk:  Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Leveraging Risk:  Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and the Portfolio could lose more than the amount it invested. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. Some derivatives can have the potential for unlimited losses.

Liquidity Risk:  It may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of the Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such

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derivatives more difficult for the Portfolio to value accurately. When the Portfolio uses derivatives, it likely will be required to provide margin or collateral and/or segregate cash or other liquid assets. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets also could limit the Portfolio’s ability to pursue other opportunities as they arise.

Market and Interest Rate Risk:  Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, the Portfolio’s derivatives positions could lose value. Derivatives may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Portfolio investments.

Counterparty and Credit Risk:  The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent the Portfolio has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.

Valuation Risk:  Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index.

Other Risks: Derivatives also may be subject to risks related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error, as well as legal risks, such as insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

When a derivative is used as a hedge against a position that the Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that the Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful. Derivatives also may involve fees, commissions, or other costs that may reduce the Portfolio’s gains or exacerbate its losses from the derivatives.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Legislative and regulatory developments may limit the availability of certain derivatives, may make the use of derivatives by the Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Such developments may also impact the Portfolio’s ability to invest, or remain invested, in certain derivatives and subject the Portfolio to additional recordkeeping and reporting requirements. For example, the SEC recently adopted new requirements and restrictions on registered funds’ (including the Portfolio’s ) use of derivatives, with which the Portfolio generally will be required to comply in 2022. Complying with these new requirements may increase the cost of the Portfolio’s investments and the cost of implementing the Portfolio’s investment program and related operations, which could adversely affect the Portfolio and its investors.

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A discussion of additional risks associated with particular derivative instruments follows:

Futures Contract Risk:  There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio’s access to other assets held to cover its futures positions could also be impaired.

Options Contract Risk:  By writing put options, the Portfolio takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Portfolio writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Portfolio is not able to close out its written put options, it may result in substantial losses to the Portfolio. By writing a call option, the Portfolio may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Portfolio must purchase the underlying instrument to meet its call obligations and the necessary instrument may be unavailable for purchase. Additionally, volatility in the market for equity securities, which has been dramatically increased recently for certain stocks, can meaningfully increase the risk of loss associated with options. When the Portfolio writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Portfolio purchased the instrument and the strike price of the option. The Portfolio will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Portfolio has purchased is never exercised or closed out, the Portfolio will lose the amount of the premium it paid and the use of those funds.

Forward Contract Risk:  There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Swaps Risk:  Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Portfolio is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. As a seller of a credit default swap, the Portfolio effectively adds economic leverage because, in addition to its total net assets, the Portfolio is subject to investment exposure on the entire notional amount of the contract. See “Leveraging Risk” above. Additionally, holding a position in a credit default swap could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Dollar Roll and Sale-Buyback Transactions Risk:  Dollar roll and sale-buyback transactions may increase the Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

Foreign Securities Risk:  Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare

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favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. The Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, war or other political or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. To the extent the Portfolio invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk:  Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America, and Africa. There are greater risks and uncertainties involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political, economic or social structures or intervene in or manipulate financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, the Portfolio may be limited in its ability to make direct or additional investments in an emerging market country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, and investment returns. The U.S. government also may impose restrictions on the ability of U.S. investors to hold and/or acquire securities of certain companies in emerging market countries, which may adversely impact the Portfolio.

In addition, companies in emerging market countries may be newly organized, smaller and less seasoned, and the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Emerging market countries often have less uniformity in (or may lack) regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers; less reliable clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; and less reliable registration and custodial procedures, which could result in

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ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. The Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk:  The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. Withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant market disruption globally and introduce new legal and regulatory uncertainties.

The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit”. While an agreement governing post-Brexit trade between the UK and the EU was reached in December 2020, significant issues, such as market access for financial firms and applicable data protection standards, remain unsettled, and it is unclear what form a permanent arrangement with respect to such issues may take or what impact it would have on the UK regulatory regime. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of the Portfolio’s investments.

Regulatory Risk:  Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk:  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to

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another party, the Portfolio could be liable for any losses incurred.

Trade Suspensions Risk:  Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Portfolio holds material positions in such suspended securities or instruments, the Portfolio’s ability to liquidate its positions may be compromised and the Portfolio could incur significant losses.

Government Securities Risk:  Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and government sponsored enterprises (“GSEs”) (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)), are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or repayment of principal. This would result in losses to the Portfolio. Securities issued or guaranteed by GSEs are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future. Further, any government guarantees on U.S. government securities that the Portfolio owns extend only to the timely payment of interest and repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio.

In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.

Hedging Risk:  If the Portfolio takes a hedging position (such as long or short positions) in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for the Portfolio. Further, foreign currency transactions that are intended to hedge the currency risk associated with investing in foreign securities and protect against the risk of loss that would result from a decline in the value of the hedged currency may also limit any potential gain that might result should the value of such currency increase.

Inflation-Indexed Bonds Risk:  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

Interest Rate Risk:  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different

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countries, do not necessarily move in the same direction or by the same amount.

Very low or negative interest rates may magnify interest rate risk by, among other things, reducing or eliminating interest income and causing declines in the value of investments in income producing or debt securities. A significant or rapid rise in interest rates also could result in losses to the Portfolio. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the U.S. Federal Reserve, primarily in response to the COVID-19 pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.

Investment Grade Securities Risk:  Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Leveraging Risk:  When the Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that the Portfolio pays to engage in these practices are additional costs borne by the Portfolio and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Portfolio compared with what it would have been had the Portfolio not used leverage. There can be no assurance that the Portfolio’s use of any leverage will be successful. When the Portfolio utilizes certain of these practices, it must comply with certain asset segregation requirements, which at times may require the Portfolio to dispose of some of its holdings at an unfavorable time or price. The need to segregate assets also could limit the Portfolio’s ability to pursue its objectives or other opportunities as they arise.

Liquidity Risk:  From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which the Portfolio is carrying them. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a similar investment at the same time as the Portfolio could decrease the liquidity of such an investment, especially during periods of market stress. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

The SEC has instituted various requirements for open-end funds, including the Portfolio, to establish, and the Portfolio has established, a program to manage liquidity risks. These

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requirements are intended to reduce liquidity risk, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the liquidity risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the requirements may increase the Portfolio’s expenses, may negatively affect the Portfolio’s yield and return potential, and may not reduce the Portfolio’s liquidity risk.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair the Portfolio’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Loan Risk:  Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods (bank loans may have trade settlement periods that extend beyond seven days). As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

The Portfolio’s investments in loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer the Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, the Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, the Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which the Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and the Portfolio’s Sub-Adviser may be required to rely exclusively on its own analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants (or “maintenance covenants”) that dictate certain minimum and maximum financial performance levels. Certain types of loans contain fewer maintenance covenants than traditional loans (or no maintenance covenants at all) and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder the Portfolio’s ability to reprice credit risk associated with the borrower and reduce the Portfolio’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Portfolio’s exposure to losses on these types of loans may be increased, especially during a downturn in the credit cycle.

The Portfolio may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Portfolio may also purchase a participation in a loan interest that is held by another party. When the Portfolio’s loan interest is a participation, the Portfolio may have less control over the exercise of remedies than the party selling the participation interest, and the Portfolio normally would not have any direct rights against the borrower. It is possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Market Risk:  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and

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unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation, changes in interest rates or currency rates, lack of liquidity in the markets, or adverse investor sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Changes in value may be temporary or may last for extended periods. The Portfolio may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Portfolio will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises (such as epidemics and pandemics) and social unrest, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Market speculation focused on profiting from fluctuations in the value of one or more securities or asset classes over a short period of time may result in large-scale and sudden purchases and sales of those securities or asset classes, which can significantly affect the value of those securities and asset classes as well as the market more broadly in unexpected ways, and cause significant share price volatility and losses for the Portfolio. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Furthermore, scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Portfolio investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

In addition, markets and market participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Mortgage-Related and Other Asset-Backed Securities Risk:  Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such

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securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and the Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

If the Portfolio purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.

Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.

Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During periods of market stress or high redemptions, the Portfolio

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may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.

Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks.

Multiple Sub-Adviser Risk:  The Adviser may allocate the Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

If the Adviser hires, terminates or replaces a Sub-Adviser to the Portfolio or adjusts the asset allocation among Sub-Advisers in the Portfolio, the Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Advisers. The Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the changes.

Non-Investment Grade Securities Risk:  Bonds rated below BBB by S&P or Fitch or below Baa by Moody’s or, if unrated, determined by the investment manager to be of comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative.

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Portfolio Management Risk:  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected, possibly for quite some time, which could adversely affect decision making for the Portfolio, as well as the Portfolio’s operations or performance. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk:  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return. A Portfolio that adopts new investment objectives or policies or portfolio management strategies and/or undergoes a reorganization with another Portfolio may experience substantially increased portfolio turnover due to the differences between the Portfolio’s previous and current investment objectives and policies and portfolio management strategies.

Preferred Stock Risk:  Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that the Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Prepayment Risk and Extension Risk:  Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Falling interest rates generally result in quicker payoffs as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities and heighten interest rate risk. Additionally, the Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk:  Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Portfolio. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Portfolio’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be

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sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Redemption Risk:  The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Redemption risk also is greater to the extent that one or more investors control a large percentage of investments in the Portfolio, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to the COVID-19 pandemic have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns in certain cases. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk:  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Variable and Floating Rate Securities Risk:  The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor protects the Portfolio from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Portfolio may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Portfolio’s value to the extent that it invests in variable rate securities.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk:  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk:  A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

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General Investment Risks:  The Portfolio is subject to the following general risks. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Portfolio’s performance.

Asset Class Risk:  The Portfolio is subject to the risk that the returns from the asset classes, or types of securities, in which it invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cybersecurity and Operational Risk:  The Portfolio and its service providers, and your ability to transact with the Portfolio, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Portfolio or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Portfolio and its shareholders.

The occurrence of any of these problems could result in a loss of information, the inability to process Portfolio transactions or calculate the Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on the Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or Portfolio service providers to identify all of the cybersecurity or other operational risks that may affect the Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the Portfolio’s service providers could impact the ability to conduct the Portfolio’s operations. Most issuers in which the Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which the Portfolio invests, leading to significant loss of value. The Portfolio may incur substantial costs to prevent or address cybersecurity incidents in the future.

Insurance Fund Risk:  The Portfolio is available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolio may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in the Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and modeling tools used to manage, the Portfolio. The performance of the Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolio may be influenced by these factors. For example, the Portfolio or modeling tools and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolio as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates may be material. The performance of the Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s

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investment objective, policies and strategies described in detail in this Prospectus.

Issuer-Specific Risk:  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk:  A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect the Portfolio’s net asset value and performance, and could cause the Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for the Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect the Portfolio’s ability to meet shareholder redemption requests or could limit the Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of the Portfolio for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase the Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause the Portfolio’s actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Recent Market Conditions Risk:  An outbreak of infectious respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty. The impact of the COVID-19 pandemic caused significant volatility in global financial markets and has resulted in an economic downturn, which may continue for an extended period of time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and the value of investments in other companies and industries that historically have relied on higher concentrations of people working in traditional office and commercial environments. The travel, hospitality and public transit industries, among others, may suffer long-term negative effects from the pandemic and resulting changes to public behavior.

Health crises caused by outbreaks of infectious diseases or other public health issues, such as the COVID-19 pandemic, may exacerbate other pre-existing political, social, and economic tensions and risks and disrupt market conditions and operations. The impact of the COVID-19 pandemic has negatively affected national and global economies, as well as national and global securities and commodities markets, and could continue to affect economies and markets in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Other outbreaks of infectious diseases or other public health issues that may arise in the future may have similar or worse effects. The impact of infectious diseases may be greater in countries that do not move effectively to control them, which may occur for political reasons or because of a lack of health care or economic resources.

Governments, including the U.S. federal government, and central banks have taken a variety of actions to limit the negative economic effects of the COVID-19 pandemic with interventions (including fiscal stimulus, welfare benefit programs, and industry support programs) that are unprecedented in size and scope and may continue to do so, but the ultimate impact of these efforts is uncertain, and they may not be successful. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for

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political, policy or other reasons. Although promising vaccines have been released, the effectiveness of the vaccines is uncertain, their supply is limited, and federal and state governments have experienced, and may continue to experience, significant challenges in distributing them to the public. It may be many months before vaccinations are sufficiently widespread to allow the restoration of full economic activity.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Portfolio invests, the markets in which they trade, or the issuers of such securities, in ways that cannot necessarily be foreseen at the present time. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Changes in government or central bank policies could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 pandemic, and other outbreaks of infectious diseases or other public health issues that may arise in the future, could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of the Portfolio’s service providers to perform essential tasks. Such impacts could impair the Portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Portfolio’s service providers, and negatively impact the Portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes, a trend that may continue in the future.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in the amount of debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by government policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. In that event, to the extent the Portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Portfolio that uses the fund as an investment option for the Portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government

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fiscal policy initiatives and potential market reaction to those initiatives, or their alteration or cessation.

Funds and their advisers, as well as many of the companies in which they invest, are subject to regulation by the federal government. Over the past several years, the United States has moved away from tighter legislation and regulation impacting businesses and the financial services industry. There is a potential for materially increased regulation in the future, as well as higher taxes or taxes restructured to incentivize different activities. These changes, should they occur, may impose added costs on the Portfolio and its service providers, and affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. While an agreement governing post-Brexit trade between the United Kingdom and the EU was reached in December 2020, significant issues, such as market access for financial firms and applicable data protection standards, remain unsettled, and it is unclear what form a permanent arrangement with respect to such issues may take or what impact it would have on the United Kingdom’s regulatory regime. The long-term impacts of Brexit may include increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. The current U.S. administration may focus regulatory and public works projects around climate change concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold.

All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Portfolio invests, and on the overall performance of the Portfolio.

Regulatory Risk:  The Portfolio is subject to a variety of laws and regulations that govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”) and is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws or regulations may materially impact the Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of the Portfolio to achieve its investment objective, may impact the Portfolio’s investment policies or strategies, or may reduce the attractiveness of an investment. The Portfolio also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward. The Portfolio also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations.

Risk Management:  The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing the Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with the Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

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Sub-Adviser Selection Risk:  The Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an Affiliated Sub-Adviser, if any. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolio, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Portfolio serves as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.

Valuation Risk:  The price at which the Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Portfolio determines its net asset value. The Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Additional Information about Risks:  Additional information that may be associated with the Portfolio’s principal risks but that may not be principal to the Portfolio’s investment strategies follows. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Portfolio’s performance.

Banking Industry Sector Risk:  To the extent the Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of the Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Counterparty Risk:  The Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Exchange-Traded Funds (“ETFs”) Risk:  The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. The Portfolio does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The ETFs may change their investment objectives or

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policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results.

Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Inverse Floaters Risk:  Inverse floaters are securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. Inverse floaters typically involve leverage, which can magnify the Portfolio’s losses; accordingly, the holder of an inverse floater could lose more than its principal investment.

LIBOR Risk:  Trillions of dollars’ worth of financial products and contracts around the world, including some of the Portfolio’s investments, utilize the London Interbank Offered Rate (or “LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is produced daily by averaging the rates reported by a number of banks. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio, or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. The publication of the LIBOR is expected to be discontinued at the end of 2021, although the publication of USD LIBOR has been extended until 2023. The Secured Overnight Financing Rate (“SOFR”) has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a reference or benchmark rate in the United States. Other countries have undertaken similar initiatives to identify replacement reference or benchmark rates in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new reference or benchmark rate, as well as risks associated with using a new reference or benchmark rate with respect to new investments and transactions. The transition process, or a failure to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may

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adversely affect the Portfolio’s performance or net asset value. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unreliable or is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to LIBOR ceasing to be published. In addition, the SOFR or other alternative reference or benchmark rate may be an ineffective substitute with respect to an existing or new investment or transaction, resulting in prolonged adverse market conditions for the Portfolio, which could negatively affect the Portfolio’s performance and/or net asset value.

SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities and has been published by the Federal Reserve Bank of New York since April 2018. The Federal Reserve Bank of New York also has been publishing historical indicative Secured Overnight Financing Rates from 2014. Historical changes or trends in SOFR may not be reliable as indicators of future changes in SOFR. The composition and characteristics of SOFR are not the same as those of LIBOR, and SOFR is fundamentally different from LIBOR because (1) SOFR is a secured rate, while LIBOR is an unsecured rate, and (2) SOFR is an overnight rate, while LIBOR is a forward-looking rate that represents interbank funding over different maturities. As a result, there can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, market volatility, or global or regional economic, financial, political, regulatory, judicial or other events.

Additionally, daily changes in SOFR have, on occasion, been more volatile than daily changes in other benchmark or market rates, such as LIBOR. The return on and value of an investment in notes or other investments linked to SOFR may fluctuate more than the value of investments that are linked to less volatile rates. In addition, the volatility of SOFR has reflected the underlying volatility of the overnight U.S. Treasury repo market. The Federal Reserve Bank of New York has at times conducted operations in the overnight U.S. Treasury repo market in order to help maintain the federal funds rate within a target range. There can be no assurance that the Federal Reserve Bank of New York will continue to conduct such operations in the future, and the duration and extent of any such operations is inherently uncertain. The effect of any such operations, or of the cessation of such operations to the extent they are commenced, is uncertain and could result in losses to the Portfolio.

SOFR is published by the Federal Reserve Bank of New York based on data that it receives from various sources. There can be no guarantee, particularly given its relatively recent introduction, that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of investors in the Portfolio. If the manner in which SOFR is calculated is changed, that change may result in a reduction in the amount of interest payable on the Portfolio’s investments and the trading prices of those investments. In addition, the Federal Reserve Bank of New York may withdraw, modify or amend published SOFR data in its sole discretion and without notice. The interest rate for any interest period typically will not be adjusted for any modifications or amendments to SOFR data that may be published after the interest rate for that interest period has been determined.

Since SOFR is a relatively new reference rate, the Portfolio’s investments in debt securities and other instruments linked to SOFR may not have an established trading market, and an established trading market may never develop or may not be very liquid. Market terms for instruments linked to SOFR, such as the spread over the base rate reflected in interest rate provisions or the manner of compounding the base rate, may evolve over time, and trading prices for such instruments may be lower than those of later-issued SOFR-based debt instruments as a result. Similarly, if SOFR does not prove to be widely used, the trading price of investments linked to SOFR may be lower than those of investments linked to reference rates that are more widely used. The Portfolio may not be able to sell the investments at all or may not be able to sell them at prices that will provide a yield comparable to similar investments that have a developed secondary market, and may consequently suffer from increased pricing volatility and market risk.

Municipal Securities Risk:  Municipal securities risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.

Repurchase Agreements Risk:  Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. The Portfolio’s right to liquidate the securities or other obligations subject to the repurchase

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agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risks of Investing in Other Investment Companies:  A Portfolio that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular investment company will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the investment company, which will vary. The Portfolio does not control the investments of the other investment companies, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The other investment companies may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the investment company at a time and price that is unfavorable to the Portfolio.

Short Position Risk:  The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, particularly in cases where the Portfolio is unable, for whatever reason, to close out its short position, because the Portfolio may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Volatility in the market for equity securities, which has been dramatically increased recently for certain stocks, can meaningfully increase the risk of loss associated with short sales. In addition, by investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market or other factors may prevent the Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Portfolio. When the Portfolio is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Portfolio may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Portfolio’s ability to pursue other opportunities as they arise.

Sovereign Debt Securities Risk:  Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt for a variety of reasons including, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt obligations may be collected and there may be few or no effective legal remedies for collecting on such debt. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries

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are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Structured Securities Risk:  Because structured securities of the type in which the Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolio may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Portfolio’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

Tax Risk:  The Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

MANAGEMENT OF THE TRUST

This section gives you more information on the Trust, the Adviser, and the Sub-Advisers for the Portfolio.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolio. The Trust issues shares of beneficial interest that are currently divided among eleven (11) Portfolios, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A and Class B shares of the EQ/Core Plus Bond Portfolio of the Trust. The Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Portfolio’s Board of Trustees oversees generally the operations of the Portfolio. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, and accountants, who provide services to the Portfolio. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Portfolio that you should consider in determining whether to purchase Portfolio shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or the Portfolio and any shareholder, or to create any right in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Adviser

Equitable Investment Management Group, LLC (“EIM” or “Adviser”), 1290 Avenue of the Americas, New York, New York 10104, manages the Portfolio. EIM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. EIM also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, EIM currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. EIM is a wholly owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”). Equitable Financial is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. EIM serves as the investment manager to mutual funds and other pooled investment vehicles and, as of December 31, 2020, had approximately $125 billion in assets under management. The Trust is part of a family of mutual funds advised by EIM which also currently includes EQ Advisors Trust and the 1290 Funds.

The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Portfolio. The Adviser has supervisory responsibility for the management and investment of the Portfolio’s assets and develops the investment objectives and investment policies for the Portfolio. The Adviser also has full discretion to make all determinations with respect to the investment of the Portfolio’s assets that are not then managed by a Sub-Adviser. As further discussed below, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers.

The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

The Adviser selects Sub-Advisers to manage the Portfolio’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers, if any, retained for other allocated portions of the Portfolio.

The Adviser plays an active role in monitoring the Portfolio and each Sub-Adviser, as applicable, and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolio’s investment style and objectives.

Beyond performance analysis, the Adviser monitors significant changes that may impact a Sub-Adviser’s overall business. The Adviser monitors continuity in each Sub-Adviser’s operations and changes in investment personnel and senior management. The Adviser performs due diligence reviews with each Sub-Adviser no less frequently than annually.

MANAGEMENT OF THE TRUST (cont’d)

The Adviser obtains detailed, comprehensive information concerning Portfolio (or portion thereof) and Sub-Adviser performance and Portfolio (or portion thereof) operations that is used to supervise and monitor the Sub-Advisers and the Portfolio (or portion thereof) operations. The Adviser has a team responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which Portfolio (or portion thereof) performance is measured.

The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Portfolio (or portion thereof). The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees. The Adviser also may allocate the Portfolio’s assets to additional Sub-Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate the Portfolio’s assets among the Portfolio’s current Sub-Advisers. The Adviser recommends Sub-Advisers for the Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

If the Adviser hires, terminates or replaces a Sub-Adviser to the Portfolio or adjusts the asset allocation among Sub-Advisers in the Portfolio, the Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser(s). The Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as a sub-adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, the past performance of the Portfolio is not an indication of future performance. This may be particularly true for the Portfolio, which has undergone changes to its investment strategies and policies and Sub-Adviser changes.

A committee of EIM investment personnel is primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Advisers.

Members of EIM Committee	Business Experience
Kenneth T. Kozlowski, CFP®, ChFC, CLU	Mr. Kozlowski has served as Executive Vice President and Chief Investment Officer of EIM since June 2012 and as Managing Director of Equitable Financial since September 2011. He was Senior Vice President of EIM from May 2011 to June 2012 and a Vice President of Equitable Financial from February 2001 to August 2011. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by EIM.
Alwi Chan, CFA®	Mr. Chan has served as Senior Vice President and Deputy Chief Investment Officer of EIM since June 2012 and as Lead Director of Equitable Financial since February 2007. He served as Vice President of EIM from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of Equitable Financial.

Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Portfolio is available in the Trust’s SAI.

The Adviser has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Trust’s Board of Trustees, to hire, terminate and replace Sub-Advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for the Portfolio, shareholders will receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the Portfolio’s shareholders.

MANAGEMENT OF THE TRUST (cont’d)

The Sub-Advisers

The Portfolio’s investments are selected by the Sub-Advisers, which act independently of one another. The following describes the Portfolio’s Sub-Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities of the Portfolio is available in the SAI. Each Sub-Adviser is subject to the oversight of the Adviser.

AXA Investment Managers, Inc. (“AXA IM”), 100 West Putnam Ave, 4th Floor, Greenwich, Connecticut 06830, serves as Sub-Adviser to the portion of the Portfolio allocated to AXA IM. AXA IM is an indirect wholly-owned subsidiary of AXA Investment Managers, S.A., which is a wholly-owned subsidiary of The AXA Group. As of December 31, 2020, AXA IM had approximately $90.358 billion in assets under management.

Carl Whitbeck, CFA® is the Global Head of High Yield and US Active Fixed Income at AXA IM. Mr. Whitbeck joined AXA IM in 2002 as a US high yield analyst. Since joining AXA IM, he has served in various capacities within the US High Yield team, including research analyst, head of research as well as portfolio manager for US High Yield portfolios and several Global High Yield portfolios.

Robert Houle, CFA® is a U.S. High Yield Portfolio Manager at AXA IM. Prior to joining AXA IM in 2005 as a U.S. high yield analyst, Mr. Houle was a trader at Lehman Brothers.

Brandywine Global Investment Management, LLC (“Brandywine Global”), 1735 Market Street, Philadelphia, Pennsylvania 19103, serves as Sub-Adviser to the portion of the Portfolio allocated to Brandywine Global. Brandywine Global acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2020, Brandywine Global’s total assets under management were approximately $65.9 billion.

Anujeet Sareen, CFA®, is a portfolio manager for Brandywine Global’s global fixed income and related strategies. Prior to joining Brandywine Global in 2016, Mr. Sareen was employed at Wellington Management since 1994 where he served as a managing director of global fixed income and a global macro strategist, as well as Chair of the Currency Strategy Group.

Brian L. Kloss, JD, CPA, is a portfolio manager and head of high yield for Brandywine Global. Brian joined Brandywine Global in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Previously, Brian was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). Brian earned his J.D. from Villanova School of Law and graduated summa cum laude with B.S. in Accounting from University of Scranton. He is also a member of the New Jersey and Pennsylvania Bar and is a Pennsylvania Certified Public Accountant.

Tracy Chen, CFA®, CAIA is a portfolio manager and head of Structured Credit for Brandywine Global. Tracy is responsible for conducting credit analysis on mortgage-backed securities (MBS) with special emphasis on collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs) and other structured products. She also monitors and analyzes the investment merits of global corporate debt issues. She joined the firm in August 2008. Prior to joining Brandywine Global, she was with UBS Investment Bank as director of the fixed income valuation group (2006-2008), GMAC Mortgage Group as a mortgage pricing analyst (2003-2006), Deloitte Consulting as a senior corporate strategy consultant (2001-2003), and J&A Securities Ltd. in Shenzhen, China, as an international corporate finance associate (1995-1999).

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, MA 02111, serves as Sub-Adviser to the portion of the Portfolio allocated to Loomis Sayles. Loomis Sayles was founded in 1926 and is one of the oldest investment advisory firms in the United States. Loomis Sayles is indirectly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a wholly-owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France. As of December 31, 2020, Loomis Sayles had approximately $347.8 billion in assets under management.

MANAGEMENT OF THE TRUST (cont’d)

Christopher T. Harms is a Vice President of Loomis Sayles, portfolio manager for the Loomis Sayles fixed income group and co-head of the relative return team. He co-manages the Loomis Sayles Limited Term Government & Agency and Intermediate Duration Bond funds, in addition to the Natixis Loomis Sayles Short Duration Income ETF. He also co-manages the Loomis Sayles Core, Intermediate Duration and Short Duration strategies. Mr. Harms joined Loomis Sayles in 2010 and has 40 years of investment industry experience.

Clifton V. Rowe, CFA®, is a Vice President of Loomis Sayles and portfolio manager for the Loomis Sayles fixed income group and the mortgage and structured finance group. He co-manages the Loomis Sayles Limited Term Government & Agency and Intermediate Duration Bond funds, in addition to the Natixis Loomis Sayles Short Duration Income ETF. He also co-manages the Loomis Sayles Core, Short Duration, and Intermediate Duration strategies and the Loomis Sayles Securitized Asset Fund. Mr. Rowe joined Loomis Sayles in 1992 and has 28 years of investment industry experience.

Daniel Conklin, CFA® is a Vice President of Loomis Sayles and an associate portfolio manager for the relative return team. He co-manages the Loomis Sayles Intermediate Duration Bond and Limited Term Government & Agency funds, as well as the Natixis Loomis Sayles Short Duration Income ETF. He also co-manages the Loomis Sayles Core Fixed Income, Short Duration Fixed Income and Intermediate Duration Fixed Income strategies. Mr. Conklin joined Loomis Sayles in 2012 and has ten years of investment industry experience.

Conflicts of Interest

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including Equitable Financial, Equitable Distributors, LLC, Equitable Holdings, AXA S.A., and AllianceBernstein L.P.) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolio and its shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolio’s investment activities and affect its performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, administration, shareholder servicing, distribution, and transfer agency services to the Portfolio and earn fees from these relationships with the Portfolio. The Adviser and its Affiliates face conflicts of interest when the Portfolio selects affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolio even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolio, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

MANAGEMENT OF THE TRUST (cont’d)

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolio may invest. Thus, it is likely that the Portfolio will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolio, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolio.

Certain Conflicts Related to the Use of Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Portfolio, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fee retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates (including those in which the Portfolio serves as an investment option), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers.

The Adviser may allocate the Portfolio’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, if any, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits. The aggregation of assets of multiple Portfolios or other funds or accounts for purposes of calculating breakpoints in sub-advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower a sub-advisory fee and possibly increase the advisory fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from the Portfolio if the termination may cause the sub-advisory fee payable by the Adviser to increase on the Portfolio or other fund or account that aggregates its assets with the Portfolio.

The Adviser is a fiduciary for the shareholders of the Portfolio and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in this Prospectus.

Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Portfolio and the Portfolio’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to the Portfolio, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts.

MANAGEMENT OF THE TRUST (cont’d)

Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Portfolio and affect the Portfolio’s performance. Please see the Portfolio’s Statement of Additional Information for a further discussion of Sub-Adviser conflicts of interest.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolio is available through Contracts offered by insurance company Affiliates of the Adviser. The performance of the Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolio may be influenced by these factors. For example, the Portfolio or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolio as an investment option in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material.

A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect the Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause the Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in the Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio. The Adviser or its Affiliates may be subject to potential conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares.

The Portfolio or other portfolios for which the Adviser serves as investment adviser may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Sub-Advisers that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement the Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”

Legal Proceedings

In November 2010, the Trust and EQ Advisors Trust and several of their respective portfolios (the “Named Portfolios”) (but not the Portfolio described in this Prospectus), were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and EQ Advisors Trust and the Named Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

MANAGEMENT OF THE TRUST (cont’d)

The Committee’s suit (“Committee Suit”) was consolidated with a number of related lawsuits filed by Tribune noteholders (“Noteholders”) and retiree participants in certain Tribune-defined compensation plans (“Retirees”) around the United States into a single multi-district litigation proceeding in the United States District Court for the Southern District of New York (the “U.S. District Court”) (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust, EQ Advisors Trust or the Named Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree lawsuits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. The Second Circuit denied the motion for rehearing on February 6, 2020.

On July 7, 2020, the Noteholders and Retirees filed a joint petition with the United States Supreme Court for a writ of certiorari reversing the Second Circuit’s December 19, 2019 decision and reinstating the Noteholder and Retiree Suits. That petition is still pending.

On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. The defense group filed its opposition brief with the Second Circuit on April 27, 2020. Oral argument occurred on August 24, 2020. The Second Circuit has not yet ruled on the Litigation Trust’s appeal.

As of the date of this Prospectus, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Trust cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Named Portfolios, the payment of such judgments or settlements could have an adverse effect on each Named Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Named Portfolios, as the Adviser believes a loss is not probable. As a result of business combinations, the Named Portfolios that were formerly part of the Trust were acquired by portfolios of EQ Advisors Trust.

PORTFOLIO SERVICES

Buying and Selling Shares

All shares are purchased and sold at their net asset value without any sales load. The Portfolio is not designed for market-timers; see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders” below.

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is received and accepted by the Portfolio or its designated agent. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolio typically expects to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. Redemption methods also may include redeeming in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts.

Restrictions on Buying and Selling Shares

Purchase and Redemption Restrictions

The Portfolio reserves the right to suspend or change the terms of purchasing shares. The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of EIM.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

The Trust, on behalf of the Portfolio, believes that it is in the best interests of its long-term investors to discourage frequent purchases, redemptions, exchanges and transfers (referred to collectively as “frequent trading”) of Portfolio shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Portfolio.

Frequent trading of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Frequent trading may adversely affect Portfolio performance and the interests of long-term investors by, among other things, requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest, and the Portfolio’s portfolio management team may have to allocate a significant amount of assets to cash and other short-term investments or sell investments, rather than maintaining investments selected to achieve the Portfolio’s investment objective. In addition, frequent trading of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of frequent trading.

A Portfolio that invests a significant portion of its assets in foreign securities tends to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. This short-term arbitrage activity can reduce the return received by long-term investors. The Portfolio will seek to minimize these opportunities by using fair value pricing, as described in “How Portfolio Shares are Priced” below.

In addition, a Portfolio that invests in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid also may be vulnerable to market timing and short-term trading strategies. Traders using such strategies may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the value of the Portfolio’s shares and the latest indications of market values for those securities. For example, high-yield securities may present opportunities for short-term trading strategies because the market for such securities may be less liquid than the market for higher quality securities, which could result in

PORTFOLIO SERVICES (cont’d)

pricing inefficiencies. One of the objectives of the Trust’s fair value pricing procedures, as described in “How Portfolio Shares are Priced” below, is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the Trust’s valuation procedures will be successful in eliminating it.

The Trust has adopted certain policies and procedures discussed below to discourage what it considers to be frequent trading. For Contractholders who have invested in shares of the Portfolio through an insurance company separate account, frequent trading includes frequent transfers between the portfolios available through the policy or contract. The Trust and the Portfolio discourage frequent trading of Portfolio shares by Contractholders and will not make special arrangements to accommodate such trading. As a general matter, the Trust and the Portfolio reserve the right to reject any transfer request that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

If EIM, on behalf of the Trust, determines that a Contractholder’s transfer patterns are disruptive to the Portfolio, EIM or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. EIM or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, EIM or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive trading activity. In order to reduce disruptive trading activity, the Trust monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Portfolio. The Trust aggregates inflows and outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, EIM or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive trading activity and that if such activity continues, EIM or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive trading activity, EIM or an affiliate currently will restrict the availability of voice, fax and automated transaction services. EIM or an affiliate currently will apply such action for the remaining life of each affected Contract. Because EIM or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive trading activity currently receive letters notifying them of EIM’s or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future.

The policies and procedures described above also apply to retirement plan participants.

The policies and procedures described above do not apply to funds of funds managed by EIM. The Trust generally does not consider trading activity by any funds of funds managed by EIM or trading activity associated with approved asset allocation programs to be disruptive trading activity.

The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•

There is no assurance that the methods described above will prevent frequent trading or other trading that may be deemed disruptive. The Trust’s procedures do not eliminate the possibility that frequent trading will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which EIM and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor potentially disruptive trading mean that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent trading while others will bear the effect of such trading.

Consistent with seeking to discourage potentially disruptive trading, EIM, or an affiliate thereof, or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive trading and its monitoring procedures and thresholds, as well as change its procedures to restrict such trading. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the Portfolio.

PORTFOLIO SERVICES (cont’d)

Selling Restrictions

The table below describes restrictions placed on selling shares of the Portfolio described in this Prospectus.

Restriction	Situation
The Portfolio may suspend the right of redemption or postpone payment for more than 7 days:

•  When the New York Stock Exchange is closed (other than a weekend/holiday).

•  When trading is restricted by the SEC.

•  When the SEC declares that an emergency exists.

•  Any other period permitted by the SEC.

The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of EIM.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of the Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to the following schedule:

•

A share’s net asset value is normally determined each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the Exchange a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.

•

The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is received and accepted by the Portfolio or its designated agent.

•

The Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in foreign securities, which sometimes trade on days when the Portfolio’s shares are not priced.

Generally, portfolio securities and assets held by the Portfolio are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Portfolio’s Board at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by the Portfolio will be valued at the net asset value of the shares of such funds as described in the applicable funds’ prospectuses.

•

Repurchase agreements and reverse repurchase agreements — valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps — utilize prices provided by approved pricing services.

PORTFOLIO SERVICES (cont’d)

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Trust’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small-capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculation of net asset values for the Portfolio when the Trust deems that the particular event or circumstance would materially affect the Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by the Portfolio are automatically reinvested at net asset value in shares of the distributing class of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate the Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for the Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them (which differ from those that apply to RICs). If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. EIM in its capacity as the Adviser and as the administrator of the Trust, therefore carefully monitors the Portfolio’s compliance with all of the RIC requirements and separate accounts investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

PORTFOLIO SERVICES (cont’d)

Additional Information

Portfolio Distribution Arrangements

The Portfolio is distributed by Equitable Distributors, LLC, an affiliate of EIM, (the “Distributor”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Portfolio’s Class A and Class B shares. Under the Distribution Plan, Class A and Class B shares are charged a distribution and/or service (12b-1) fee to compensate the Distributor for promoting, selling and servicing shares of the Portfolio. The distribution and/or service (12b-1) fee may be retained by the Distributor or used to pay financial intermediaries for similar services. The maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class A and Class B shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class A and Class B shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, these fees for Class A and Class B shares will increase the cost of your investment and may cost you more than paying other types of charges.

The Distributor may receive payments from certain Sub-Advisers of the Portfolio or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Portfolio. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Sub-Advisers in connection with the distribution of the Contracts. These payments may provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers.

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolio, the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”). These payments create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Portfolio or insurance products for which the Portfolio serves as an underlying investment. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolio attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The additional payments to such financial intermediaries are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor or the Adviser (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by you or the Portfolio as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summary in this Prospectus.

Payments by the Distributor and/or the Adviser (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolio, including Contract owners that allocate contract value indirectly to the Portfolio (collectively referred to as “subaccounting” services, and Contract owners and other investors as “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Portfolio (e.g., recordkeeping for insurance company separate accounts investing in the Portfolio); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Portfolio; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Portfolio, including soliciting and compiling

PORTFOLIO SERVICES (cont’d)

voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolio and (xii) providing information in order to assist the Portfolio in its compliance with state securities laws.

Such payments also may be made to provide additional compensation to financial intermediaries for various marketing support services, including, without limitation, providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolio and the financial planning needs of investors who purchase through financial intermediaries; adding the Portfolio to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolio; explaining to financial intermediaries’ clients the features and characteristics of the Portfolio; conducting due diligence regarding the Portfolio; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services. The Distributor and its affiliates may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

The Distributor and its affiliates may make the payments described above in order to promote the sale of Portfolio shares and the retention of those investments by clients of insurance companies, and participants in retirement plans and other qualified investors. To the extent these financial intermediaries sell more shares of the Portfolio or retain shares of the Portfolio in their customers’ accounts, the Adviser, the Distributor and their affiliates may directly or indirectly benefit from the incremental management and other fees paid to the Adviser and the Distributor by the Portfolio with respect to those assets.

The Portfolio’s portfolio transactions are not used as a form of sales-related compensation to financial intermediaries that promote or sell shares of the Portfolio and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Portfolio’s portfolio transactions. The Adviser places the Portfolio’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Portfolio. To the extent that the Adviser determines that a financial intermediary can provide the Portfolio with the best net results, the Adviser may place the Portfolio’s portfolio transactions with the financial intermediary even though it sells or has sold shares of the Portfolio.

You can find further information in the SAI about the payments made by the Distributor, the Adviser, their affiliates and the services provided by your financial intermediary. You can also ask your financial intermediary about any payments it receives from the Distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your financial intermediary provides, as well as about fees and/or commissions it charges. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Prospectus. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.

DESCRIPTION OF BENCHMARKS

The performance of the Portfolio as shown in the section “Investments, Risks, and Performance” is compared to that of a broad-based securities market index. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

The Portfolio’s investment performance will change over time with the value of its underlying investments, and recent performance may differ significantly from performance for the time periods shown in this Prospectus.

A broad-based securities market index is unmanaged and is not subject to fees and expenses typically associated with managed investment company portfolios. A broad-based securities market index is also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with this benchmark, therefore, are of limited use. It is included because it is widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

There is no guarantee that the Portfolio will outperform this or any benchmark.

Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Portfolio’s Class A and Class B shares. The financial information in the table below is for the past five (5) years. The financial information below for the Class A and Class B shares of the Portfolio has been derived from the Portfolio’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Portfolio’s financial statements as of December 31, 2020 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolio’s SAI and available upon request.

EQ/Core Plus Bond Portfolio

	Class A
	Year Ended December 31,
	2020		2019		2018		2017		2016
Net asset value, beginning of year	$3.88		$3.71		$3.81		$3.79		$3.76

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.06		0.08		0.08		0.06		0.07
Net realized and unrealized gain (loss)	0.52		0.17		(0.09)		0.02		0.04

Total from investment operations	0.58		0.25		(0.01)		0.08		0.11

Less distributions:
Dividends from net investment income	(0.09)		(0.08)		(0.09)		(0.06)		(0.07)
Distributions from net realized gains	(0.16)		—		—		—		—
Return of capital	—		—		—		—		(0.01)

Total dividends and distributions	(0.25)		(0.08)		(0.09)		(0.06)		(0.08)

Net asset value, end of year	$4.21		$3.88		$3.71		$3.81		$3.79

Total return	14.86%		6.79%		(0.36)%		2.17%		2.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$124,147		$115,255		$116,112		$126,383		$141,039
Ratio of expenses to average net assets:
After waivers(f)	0.82	%(j)	0.55	%(k)	0.54	%(k)	0.54	%(k)	0.54	%(k)
Before waivers(f)	1.07%		0.61%		0.62%		0.61%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.50%		2.04%		2.16%		1.55%		1.76%
Before waivers(f)(x)	1.25%		1.98%		2.09%		1.48%		1.68%
Portfolio turnover rate^	237	%(h)	5%		5%		7%		6%

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Core Plus Bond Portfolio (continued)

	Class B
	Year Ended December 31,
	2020		2019		2018		2017		2016
Net asset value, beginning of year	$3.87		$3.69		$3.80		$3.78		$3.75

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.06		0.08		0.08		0.06		0.07
Net realized and unrealized gain (loss)	0.51		0.18		(0.10)		0.02		0.04

Total from investment operations	0.57		0.26		(0.02)		0.08		0.11

Less distributions:
Dividends from net investment income	(0.09)		(0.08)		(0.09)		(0.06)		(0.07)
Distributions from net realized gains	(0.16)		—		—		—		—
Return of capital	—		—		—		—		(0.01)

Total dividends and distributions	(0.25)		(0.08)		(0.09)		(0.06)		(0.08)

Net asset value, end of year	$4.19		$3.87		$3.69		$3.80		$3.78

Total return	14.64%		7.10%		(0.63)%		2.18%		2.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$56,600		$48,006		$46,800		$49,500		$50,504
Ratio of expenses to average net assets:
After waivers(f)	0.83	%(j)	0.55	%(k)	0.54	%(k)	0.54	%(k)	0.54	%(k)
Before waivers(f)	1.08%		0.61%		0.62%		0.61%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers(f)(x)	1.53%		2.10%		2.19%		1.58%		1.82%
Before waivers(f)(x)	1.28%		2.03%		2.12%		1.50%		1.75%
Portfolio turnover rate^	237	%(h)	5%		5%		7%		6%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)	Change in investment strategy resulted in higher portfolio turnover.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class A and 1.00% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class A and 1.10% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

If you would like more information about the Portfolio, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.equitable-funds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolio’s performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC, and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI, which is available on the Portfolio’s website.

To order a free copy of the Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about the Portfolio, or make other shareholder inquiries, contact your financial professional, or the Portfolio at:

EQ Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Reports and other information about the Portfolio are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

Each business day, the Portfolio’s net asset values are transmitted electronically to insurance companies that use the Portfolio as an underlying investment option for Contracts.

EQ Premier VIP Trust

(Investment Company Act File No. 811-10509)

© 2021 EQ Premier VIP Trust